UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2011

Flotek Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2930 W. Sam Houston Pkwy N., Suite 300 Houston, Texas		77043
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 849-9911

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 11, 2011, Flotek Industries, Inc. (the “Company”) issued a press release providing a financial and operating update for the quarter ended March 31, 2011. The April 11, 2011 press release is furnished herewith as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

The Company will present at the Independent Petroleum Association of America conference at 2:50 p.m. on April 11, 2011, and a copy of the presentation is furnished as Exhibit 99.2 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release dated April 11, 2011.

99.2	Slide presentation for April 11, 2011 presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.

Date: April 11, 2011	/s/ JESSE E. NEYMAN
Jesse E. Neyman
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated April 11, 2011.

99.2	Slide presentation for April 11, 2011 presentation.